SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

FOREST CITY REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Proxy and meeting message

To: All associates

From: Ketan Petal

Subject: Milestone: Proxy and Stockholder Meeting date

Distribution: Friday, October 12 after market close

Fellow associates,

I am reaching out to provide an update on an important process milestone for the proposed acquisition of Forest City by an entity affiliated with a Brookfield Asset Management Inc. real estate investment fund.

Background

You’ll recall that on Friday, September 21, we distributed an update informing associates that we had filed the preliminary notice of special meeting, the preliminary proxy statement and the preliminary form of proxy – which we refer to together as “the preliminary proxy” – with the Securities and Exchange Commission (SEC). As a reminder, the proxy contains important information for stockholders to make an informed decision in voting their stock at the special meeting of stockholders.

Milestone

Today, Friday, October 12, following the NYSE close, we filed the final version of the proxy – referred to as “the definitive proxy” – with the SEC, and it is now available on this page of our corporate website. In addition to filing the definitive proxy with the SEC, it is being distributed directly to stockholders.

The definitive proxy includes notice that the date for the special stockholder meeting to vote on the transaction has been set for Thursday, November 15, at 9:30 a.m. ET in the offices of Thompson Hine LLP, Key Tower, 39th Floor, Lakeview Room, 127 Public Square, Cleveland, Ohio 44144. Stockholders and associates are able to attend the meeting in person.

Timeline

If stockholders vote to approve the transaction at the special meeting on November 15, it is important to note that Forest City and Brookfield will still continue to operate as separate, independent companies until the transaction officially closes, which is expected to occur before the end of the year.

Remember that all previously distributed transition materials are available on our MainStreet resource page, and that the definitive proxy is available on this page of our corporate website.

Thank you,

Ketan Patel

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication, including, without limitation, statements regarding the proposed transaction, plans and objectives, and management’s beliefs, expectations or opinions, may contain forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future, not past, events and often address expected future actions and expected future business and financial performance. Forward-looking statements may be identified by the use of words such as “potential,” “expect,” “intend,” “plan,” “may,” “subject to,” “continues,” “if” and similar words and phrases. These forward-looking statements are not guarantees of future events and involve risks, uncertainties and assumptions that are difficult to predict.

Actual results, developments and business decisions may differ materially from those expressed or implied in forward-looking statements as a result of factors, risks and uncertainties over many of which Brookfield and Forest City have no control. These factors, risks and uncertainties include, but are not limited to, the following: (1) the conditions to the completion of the proposed transaction may not be satisfied; (2) the parties’ ability to meet expectations regarding the timing of the proposed transaction; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (4) the effect of the announcement or pendency of the proposed transaction on business relationships, operating results, and business generally; (5) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the proposed transaction; (6) risks related to diverting management’s attention from ongoing business operations; (7) the outcome of any legal proceedings that may be instituted related to the proposed transaction or the transaction agreement between the parties to the proposed transaction; (8) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (9) general economic conditions, particularly those in the real estate development and property sectors; (10) stock trading prices; and (11) other factors discussed from time to time in the reports of Forest City filed with the SEC, including the factors discussed in Item 1A of Forest City’s most recent Annual Report on Form 10-K as filed with the SEC on February 22, 2018, which are available free of charge at http://www.sec.gov.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Forest City does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Forest City or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Forest City by Brookfield. In connection with the proposed transaction, Forest City filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the SEC on October 12, 2018 for a special meeting of the stockholders in connection with the proposed transaction to be held on November 15, 2018. The definitive proxy statement will be mailed to stockholders on or about October 12, 2018. This communication is not a substitute for the Proxy Statement or for any other document that Forest City has filed or may file with the SEC or send to Forest City’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Proxy Statement and the other documents filed by Forest City, when available, at the SEC’s web site, http://www.sec.gov. In addition, investors may obtain free copies of the Proxy Statement and the other documents filed with the SEC by Forest City, when available, by contacting Forest City Investor Relations at (216)-416-3325 or at Forest City’s website at http://ir.forestcity.net/.

Participants in Solicitation

Forest City and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Forest City’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Forest City is set forth in the proxy statement for Forest City’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on May 16, 2018, and in subsequent documents filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are also be included in the Proxy Statement and other relevant materials that have been filed with the SEC.